Chase Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-2

Section 7.3 Indenture               Distribution Date:                5/16/2005
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(i)   Amount of the distribution allocable to principal of the Notes

            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                     Total

      Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes

            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                     Total

(ii)  Amount of the distribution allocable to the interest on the Notes

            Class A Note Interest Requirement                      2,969,590.75
            Class B Note Interest Requirement                        266,851.23
            Class C Note Interest Requirement                        441,751.94
                    Total                                          3,678,193.92

      Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes

            Class A Note Interest Requirement                           2.63823
            Class B Note Interest Requirement                           2.84490
            Class C Note Interest Requirement                           3.66295

(iii) Aggregate Outstanding Principal Balance of the Notes

            Class A Note Principal Balance                        1,125,600,000
            Class B Note Principal Balance                           93,800,000
            Class C Note Principal Balance                          120,600,000

(iv)  Amount on deposit in Owner Trust Spread Account             13,400,000.00

(v)   Required Owner Trust Spread Account Amount                  13,400,000.00



                                             By:
                                                             -------------------

                                             Name:           Patricia M. Garvey
                                             Title:          Vice President


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